INCOME TAXES (Details) - USD ($)	Dec. 31, 2016	Dec. 31, 2015
Deferred tax assets (liabilities):
Net operating loss carryforward	$ 175,275	$ 76,162
Total deferred tax assets	175,275	76,162
Valuation Allowance	(175,275)	(76,162)
Net Deferred tax assets	$ 0	$ 0